WASATCH LARGE CAP VALUE FUND®

(Institutional Class Shares)

Summary Prospectus — January 31, 2014	TICKER: WILCX

Before you invest, you may want to review the Fund’s Institutional Class prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.WasatchFunds.com. You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2014, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objectives are to seek capital appreciation and income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold Institutional Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fee	0.90%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.45%

Total Annual Fund Operating Expenses[1]	1.35%
Expense Reimbursement	(0.37)%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.98%

[1]

The Advisor has contractually agreed to reimburse Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 0.98% of average daily net assets until at least January 31, 2015 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Institutional Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Institutional Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund’s Institutional Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Institutional Class	$100	$391	$704	$1,591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities.

Under normal market conditions, we will invest at least 80% of the Fund’s net assets in equity securities of companies with market capitalizations of over $5 billion at the time of purchase. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (which include any instrument tied to a specific security or basket of securities, such as equity-linked derivatives and notes, certain options on common stock, and exchange traded funds).

To achieve the Fund’s investment objectives, the Fund typically invests in the securities of companies that we believe will pay above average dividends or interest.

When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•	Modified discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
•	Changing sector and company specific outlooks due to subjective factors, including globalization of capital, labor and process knowledge, as well as increasing information and price transparency.

The Fund may invest a large percentage of its assets in a few sectors, including energy, financials, information technology, consumer discretionary, consumer staples, health care and industrials.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services, and tax policy and other government regulation.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.

Industrials Sector Risk. Industries in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.

Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

HISTORICAL PERFORMANCE

The following tables provide information on how the Institutional Class of the Fund has performed over the last calendar year and since inception. Past performance, before and after taxes, of the Fund’s Institutional Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance, as represented by the Institutional Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Institutional Class for the calendar year shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.

WASATCH LARGE CAP VALUE FUND — INSTITUTIONAL CLASS

Calendar Year Total Return

Best and Worst Quarterly Returns

Best — 3/31/13	10.93%
Worst — 6/30/13	2.21%

Average Annual Total Returns — (as of 12/31/13)	1 Year	Since Inception (1/31/12)
Wasatch Large Cap Value Fund — Institutional Class
Return before taxes	25.96%	16.17%
Return after taxes on distributions	16.48%	11.32%
Return after taxes on distributions and sale of Fund shares	22.43%	12.57%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	32.53%	23.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Manager

David Powers, CFA Lead Portfolio Manager Since August 2013

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. The minimum initial investment for Institutional Class shares, including Individual Retirement Accounts (IRAs), is $500,000. There is a $5,000 minimum for subsequent purchases. These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	You may sell shares online at www.WasatchFunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.
•

You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301. The letter should include your name, Fund Name, Class of shares (i.e., Institutional Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.

•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.

TAX INFORMATION

The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

WILCX

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